Note 12 - Subsequent Events	9 Months Ended
Sep. 30, 2016
Notes to Financial Statements
Subsequent Events [Text Block]
12.       Subsequent Events

a)	On November 15, 2016, the Company signed a memorandum of agreement to buy M/V Capetan Tassos, a Japanese 2000-blt, 75,100 dwt drybulk carrier. The vessel is expected to be delivered in January 2017 for a gross price of approximately $4.4 million.
b)	On November 23, 2016, the Company announced that it reached an agreement with an affiliate to draw a $2 million loan. Interest on the loan is payable quarterly, and there are no principal repayments until January 2018 when the loan matures. The Company may elect to add the interest to the outstanding principal amount. Under certain limited circumstances, the Company can pay principal and interest in equity, and the loan is convertible in common stock of the Company at the option of the lender at certain times. The agreement is subject to customary legal documentation.